UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 23, 2012

FOUR OAKS FINCORP, INC.
(Exact name of registrant as specified in its charter)

North Carolina	000-22787	56-2028446
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6114 U.S. 301 South Four Oaks, North Carolina	27524
(Address of principal executive offices)	(Zip Code)

(919) 963-2177
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 23, 2012, the Board of Directors of Four Oaks Fincorp, Inc. (the “Company”) appointed John Harold Lampe, II and Robert Gary Rabon to the Company’s Board of Directors.  On the same day, Mr. Lampe and Mr. Rabon were appointed to the Board of Directors of Four Oaks Bank & Trust Company (the “Bank”), a wholly-owned subsidiary of the Company.  Mr. Lampe and Mr. Rabon were not appointed to any committees of either Board of Directors.

Since 1987, Mr. Lampe, age 52, has served as Partner of Guy C. Lee Building Materials, LLC and as President of Guy C. Lee Building Materials of Smithfield, Inc., which are building materials retailers.  Mr. Lampe has also served as Managing Partner of Ample Lending Group, LLC, a private lender to builders for new home construction, since 2005 and as President of The Lampe Company, Incorporated, a real estate company, since 2000.

Mr. Rabon, age 58, is a founding partner of Rabon & Dailey, LLP, an accounting firm established in 1981.  Since 2001, he has also served as CEO or Co-CEO of Coldwell Banker Advantage, a residential real estate firm.  Mr. Rabon is a principle partner of Advantage Lending, LLC, a residential mortgage broker, and a partner in Cardinal Title, LLC, an affiliated title insurance company.  He is also a managing member of various limited liability companies that own and manage office properties and an industrial site.  Mr. Rabon is a licensed real estate broker and certified public accountant (CPA).

Mr. Lampe and Mr. Rabon will be eligible to receive compensation for their services as a director consistent with that provided to the Company’s other non-employee directors.  These compensatory arrangements are described under the heading “2011 Director Compensation” in Item 11 of Part II of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011, which was filed with the Securities and Exchange Commission on March 30, 2012.

Certain of the Company’s directors and executive officers, members of their immediate families, and entities with which they are involved are customers of, and borrowers from, the Bank in the ordinary course of business.  All loans and other extensions of credit made by the Bank to such individuals are made substantially on the same terms, including interest rates and collateral, as those prevailing at the time in comparable transactions with other customers.  In the opinion of management, these loans do not involve more than normal risk of collectibility or contain other unfavorable features.

A copy of the press release announcing the appointments of Mr. Lampe and Mr. Rabon is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

	Exhibit No.	Description of Exhibit

	99.1	Press Release issued on April 26, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOUR OAKS FINCORP, INC.

By: /s/ Ayden R. Lee, Jr.
Ayden R. Lee, Jr.
Chairman, President, and
Chief Executive Officer

Date:	April 26, 2012